                                                     Registration Nos. 333-22931
                                                                        811-8282

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933                    [_]

                       Pre-Effective Amendment No. __           [_]

                       Post-Effective Amendment No. 25          [X]

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                [_]

                              Amendment No. 34                  [X]
                        (Check appropriate box or boxes.)

                              LOOMIS SAYLES FUNDS I
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 399 Boylston Street
                 Boston, Massachusetts                        02116
--------------------------------------------------------------------------------
                 (Address of principal executive offices)     (Zip Code)

Registrant's Telephone Number, including Area Code           (617) 449-2801
                                                             --------------

                             John E. Pelletier, Esq.
                  CDC IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:
                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110
--------------------------------------------------------------------------------
Approximate Date of Public Offering

It is proposed that this filing will become effective (check appropriate box):
[_] Immediately upon filing pursuant to paragraph (b)
[X] On February 27, 2004 pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] On (date) pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         --------------------------------------------------------------

This post-effective amendment relates only the Loomis Sayles High Income Opportunities Fund, a new series of the Registrant. No other disclosure with respect to any other series of the Registrant is modified hereby.

                  LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND


                             L|S LOOMIS SAYLES FUNDS


                            Prospectus March 1, 2004

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a crime.

TABLE OF CONTENTS

RISK/RETURN SUMMARY


  Loomis Sayles High Income Opportunities Fund
  Summary of Principal Risks

EXPENSES OF THE FUND

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS

MANAGEMENT
  Investment Adviser

  Portfolio Managers


GENERAL INFORMATION

  How Fund Shares Are Priced

  How to Purchase Shares
  How to Redeem Shares

  Restrictions on Buying and Selling Shares

  Dividends and Distributions
  Tax Consequences

FINANCIAL HIGHLIGHTS

You can lose money by investing in the Fund. The Fund may not achieve its objectives and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Investment Objective The Fund's investment objective is high current income. Capital appreciation is the Fund's secondary objective. The Fund's investment objectives are fundamental and may not be changed without the approval of shareholders.

Principal Investment Strategies Under normal market conditions, the Fund will invest substantially all of its assets, and may invest up to 100% of its assets, in High Income Securities. "High Income Securities" are fixed income securities that Loomis, Sayles & Company, L.P. ("Loomis Sayles") believes have the potential to generate relatively high levels of current income. High Income Securities include debt securities that are rated below investment grade quality at the time of investment (Ba or lower by Moody's or BB or lower by Standard & Poor's) or, if unrated, determined to be of comparable quality by Loomis Sayles. These high yield debt securities are commonly called "junk bonds." High Income Securities may also include investment grade fixed income securities. The Fund may invest approximately 20% of its assets in investment grade fixed income securities. A High Income Security may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the debt security or acquired as part of a unit with the debt security. The High Income Securities in which the Fund will invest may have fixed or variable principal payments and all types of interest rate and dividend and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, pay-in-kind and auction rate. The Fund may invest a portion of its assets in senior floating rate loans made to U.S. and foreign borrowers. A significant portion of the securities purchased by the Fund may be issued by smaller-capitalization companies.

Under normal market conditions, the Fund may invest up to 40% of its assets in debt obligations of foreign companies, foreign governments and their subdivisions, agencies, instrumentalities and sponsored entities ("Foreign Securities"), including emerging markets Foreign Securities. The Fund's investments in Foreign Securities will be denominated in U.S. dollars and the Fund may invest without limit in obligations of supra-national entities (e.g., the World Bank). The Fund may also invest in derivatives, including purchasing or selling options or future contracts to hedge interest rate risk.

The Fund's investments may include the following: corporate debt securities, U.S. government obligations, U.S. dollar denominated foreign securities, zero coupon and pay-in-kind securities, loan assignments, delayed funding loans and revolving credit facilities, commercial paper, mortgage-backed securities, collateralized mortgage obligations, securities lending, collateralized debt and loan obligations and other asset-backed securities, Rule 144A securities, when-issued securities, credit default swaps, municipal bonds, repurchase agreements, debt-linked and equity-linked securities, convertible securities, preferred shares, common shares, warrants and rights, illiquid securities and short sales.

Loomis Sayles' staff monitors the credit quality of the securities owned by the Fund. Although Loomis Sayles considers credit ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the ratings services. See "Ratings Agencies" under "More Information about the Fund's Investments and Risk Considerations."

The Fund may purchase unrated securities (which are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. An unrated security may be less liquid than a comparable rated security and involve the risk that Loomis Sayles may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objectives may depend more heavily on Loomis Sayles' creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Loomis Sayles believes that high total returns may be obtained through fundamental analysis. In deciding which High Income Securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, yield, coupon rate, current interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those types of investments. As part of its investment approach, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes have the potential to become stable to improving. With respect to investments in Foreign Securities, Loomis will also consider the global economic environment of the relevant country, taking into account factors such as GDP growth, inflation, monetary policy, fiscal policy, leadership, and social stability.

Loomis Sayles makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than relying primarily on changes in interest rates to produce returns. Loomis Sayles also analyzes different sectors of the economy and differences in the yields of various fixed income securities in an effort to find fixed income securities that Loomis Sayles believes may provide attractive returns for the Fund in comparison to their risk.

The Fund is "non-diversified." As a non-diversified fund, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers, as compared with other mutual funds that are diversified.

Principal Risks Among the principal risks of investing in the Fund are the following:

.. non-diversification risk - compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

.. management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.

.. high yield securities risk - the risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them.

.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund. This risk is generally more pronounced for funds, such as the Fund, that may invest a significant portion of their assets in non-investment grade securities.

.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise.

.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.

.. issuer risk - the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

.. smaller company risk- small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, the performance of securities issued by small-cap companies can be more volatile than, and perform differently from, larger company securities.

.. foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes. Although the Fund will invest only in U.S. dollar-denominated securities, the value of these investments may be affected by changes in currency exchange rates.

.. emerging market risk - the risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.

.. mortgage-related risk - subject to prepayment risk and extension risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

.. inflation/deflation risk - inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.


Fund Performance. Because the Fund is new and has not completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this Prospectus.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time.

NON-DIVERSIFICATION RISK

Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objectives and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

HIGH YIELD SECURITIES RISK

High yield securities are generally below investment grade quality. These lower-rated securities, also known as "junk bonds," may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund's ability to achieve its investment objectives may, to the extent the Fund invests in lower-rated securities, be more dependent upon Loomis Sayles' credit analysis than would be the case if the Fund were investing in higher quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise be subject to present elements of danger with respect to payments of principal or interest. However, the Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to generally be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk will be greater for the Fund than for many other types of funds because it will invest primarily in fixed income securities rated below investment grade, or if unrated determined to be of similar quality by Loomis Sayles ("junk bonds"). Lower rated fixed income securities generally have speculative elements or are predominately speculative credit risks.

To the extent that the Fund invests in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that become not current in the payment of interest or principal (i.e., in default), it may be subject to greater credit risk because of these investments.

Funds, such as the Fund, that may invest a significant portion of their assets in foreign securities also are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk affects the Fund. Increases in interest rates may cause the value of the Fund's investments to decline.

Even funds that generally invest a significant portion of their assets in high quality fixed income securities are subject to interest rate risk. Interest rate risk is greater for funds, such as the Fund, that generally invest a significant portion of their assets in lower rated fixed income securities or comparable unrated securities.

The Fund will be subject to increased interest rate risk to the extent that it invests in fixed income securities with longer maturities or durations, than if it invested in fixed income securities with shorter maturities or durations.

Interest rate risk is compounded for funds that invest a significant portion of their assets in mortgage-related or other asset-backed securities. The Fund may invest in mortgage-related securities and in asset-backed securities. The value of mortgage-related securities and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall. This generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

The Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

ISSUER RISK

The value of the Fund's investments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

SMALLER COMPANY RISK

The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than larger company securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. The Fund is subject to this risk because it may invest up to 40% of its assets in securities of non-U.S. issuers. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, the Fund that invests in foreign securities could lose its entire investment.

As described further in the section below, funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability, and generally are subject to a greater degree to the risks discussed above.

Although the Fund will invest only in U.S. dollar-denominated securities, the value of these securities may be adversely affected by changes in currency exchange rates.

EMERGING MARKETS RISK

Economic and Political Risks. Emerging market countries often experience instability in their political and economic structures. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of the Fund invested in emerging markets securities. Specific risks that could decrease the Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on the extent of its reserves, fluctuations in interest rates, and access to international credits and investments. A country which has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.

Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transaction in emerging markets may be subject to risk of loss and may be delayed more often than in the U.S. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closing were to occur, the liquidity and value of the Fund's assets invested in corporate debt obligations of emerging market companies would decline.

Investment Controls; Repatriation. Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval before investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit investment by foreign persons only to specific class of securities of an issuer that may have a less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

DERIVATIVES RISK

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

MORTGAGE-RELATED RISK

The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments and the securities of companies that invest in mortgage-backed or other mortgage-related securities. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time
- the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

EXPENSES OF THE FUND


The following tables present the expenses that you would pay if you buy and hold shares of the Fund. The Fund does not impose a sales charge, a redemption fee, or an exchange fee./(1)/


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                                 TOTAL ANNUAL
                                                                                                     FUND
                                                     MANAGEMENT     DISTRIBUTION     OTHER         OPERATING
                      FUND                             FEES        (12B-1) FEES    EXPENSES       EXPENSES
-------------------------------------------------------------------------------------------------------------
Loomis Sayles High Income Opportunities Fund            0%              0%            0%             0%


EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.

                                                         1 YEAR       3 YEARS        5 YEARS        10 YEARS
                                                         ---------------------------------------------------
Loomis Sayles High Income Opportunities Fund               $ 0            $ 0            $ 0             $ 0


(1) The tables show fees and expenses of the Fund as 0%, reflecting the fact that no fees or expenses are charged by the Fund. You should be aware, however, that shares in the Fund are available only to institutional investment advisory clients of Loomis Sayles and to participants in "wrap-fee" programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"). The institutional investment advisory clients of Loomis Sayles pay Loomis Sayles a fee for its investment advisory services, while participants in "wrap fee" programs pay a "wrap" fee to the program's sponsor. "Wrap fee" program participants should read carefully the wrap-fee brochure provided to them by their program's sponsor. The brochure is required to include information about the fees charged by the "wrap fee" program sponsor and the fees paid by such sponsor to CDC IXIS Advisers. Investors pay no additional fees or expenses to purchase shares of the Fund. Investors will, however, indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses that are borne by the Fund through a reduction in its net asset value.

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on the Fund's investments and risk considerations. Except for the Fund's investment objectives, and any investment policies that are identified as "fundamental," all of the investment policies and strategies may be changed without a vote of the Fund's shareholders.

Except where specifically noted elsewhere in this Prospectus, the Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Fund, while others are secondary investment strategies for the Fund.

To the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission (the "SEC"), the Fund may invest any of its daily cash balances in shares of investment companies that are advised by Loomis Sayles or its affiliates (including affiliated money market and short-term bond funds).

The Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief granted by the SEC, the Fund may borrow for such purposes from other investment companies advised by Loomis Sayles or its affiliates in an interfund lending program. In such a program, the Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by Loomis Sayles or an affiliate.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objectives.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of the Fund. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

INVESTMENT GRADE FIXED INCOME SECURITIES

To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

LOWER RATE FIXED INCOME SECURITIES

A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. The Fund's achievement of its investment objectives may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services' descriptions of the various rating categories, see Appendix A. The Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

In addition to investing directly in U.S. Government securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

ZERO COUPON SECURITIES

Zero coupon securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund that invests in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation ("CMO") is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by the Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

A when-issued security involves the Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

BANK LOANS

The Fund may invest in bank loans, which include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to large corporate customers. Typically, these loans hold the most senior position in a borrower's capital structure, may be secured by the borrower's assets and have interest rates that reset regularly. These loans will generally not be rated investment grade by the rating agencies. Economic downturns generally lead to higher non-payment rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure to non-investment grade loans, and are generally secured by collateral of the borrower. The Fund's investments in loans are subject to credit risk, and secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and are therefore subject to interest rate risk. See "Interest Rate Risk" above. Because most bank loans are not traded on any national securities exchange, bank loans have less liquidity than investment grade bonds and there may be less public information available about them. The Fund may participate in the syndicate originating the loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments).

SHORT SALES

The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

SECURITIES LENDING

Securities lending involves the Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from payments in lieu of interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the trustees of Loomis Sayles Funds I , that a particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States (other than obligations of supranational entities) are known as Foreign Securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

The Fund's investments in Foreign Securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

In determining whether to invest assets of the Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

The Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade among nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of a supranational entity are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

PAY-IN-KIND SECURITIES

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

DERIVATIVE SECURITIES

The Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Loomis Sayles may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.

The Fund may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange and/or equity-linked swap contracts (individually a "Swap and all together "Swaps") and related underlying securities or securities loan agreements. Swaps are agreements between two or more parties to exchange sequences of cash flows over a period in the future. The pools' investment results may be designed to correspond generally to the performance of a specified securities index or "basket" of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that the Fund invests in pools of Swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more of foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the investing Fund bears the risk that the pool may default on its obligations under the interests in the pool. The investing Fund also bears the risk that a counterparty of an underlying Swap, the issuer of a related underlying security or the counterparty of an underlying securities loan agreement may default on its obligations. Swaps are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments such as, participation notes and zero-strike warrants and options and debt-linked and/or equity-linked securities. Interests in privately offered investment pools of Swap may be considered illiquid and, except to the extent that such interests are issued under Rule 144A and deemed liquid, subject to the Fund's restrictions on investments in illiquid securities.

The Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. See "Derivatives Risk" under the "Summary of Principal Risks" section.

REPURCHASE AGREEMENTS

In a repurchase agreement, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

RATINGS AGENCIES

Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Appendix A lists the major ratings agencies and their rating categories. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. In evaluating the quality of a security, whether rated or unrated, Loomis Sayles will normally consider, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and the relative values based on anticipated cash flow, interest and asset coverage and earnings prospects. Loomis Sayles will attempt to reduce the risks of investing in lower rated or unrated securities through active portfolio management, credit analysis and attention to current developments and trends in the economy and financial markets. The ratings of a debt security may change over time. Rating agencies monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

MUNICIPAL BONDS

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations where Loomis Sayles believes the issuer has a strong incentive to continue making appropriations until maturity.

The municipal bonds in which the Fund will invest are generally issued by or on behalf of States, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) and their political subdivisions, agencies and instrumentalities, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Advisor to be reliable), is exempt from federal income taxes, including AMT applicable to individuals.

The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees of Loomis Sayles Funds I oversees the Fund and supervises the Fund's investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for the Fund and for managing the Fund's other affairs and business, including providing executive and other personnel for the management of the Fund.


As previously described in footnote 1 in the "Expenses of the Fund" section, an investor will either pay a "wrap" fee to the program sponsor and such sponsor will pay a fee to CDC IXIS Advisers, or the investor, such as an institutional client of Loomis Sayles, will pay a fee to Loomis Sayles under a separate client agreement for advisory services. The Fund does not pay Loomis Sayles a monthly investment advisory fee, also known as a management fee, for investment advisory services.




PORTFOLIO MANAGERS

The following persons have had primary responsibility for the day-to-day management of the Fund's portfolio.


Daniel J. Fuss, Kathleen C. Gaffney, Matthew Eagan and Elaine Stokes of Loomis Sayles will be responsible for investing and overseeing the assets for the Fund.


Mr. Fuss has been at Loomis Sayles since 1976 and is currently a Vice Chairman, Director and Managing Partner. He has over 35 years of investment experience. He graduated from Marquette University (B.S. and M.B.A.) and holds the designation of Chartered Financial Analyst. Mr. Fuss is the portfolio manager of Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Bond Fund and Loomis Sayles Worldwide Fund.

Ms. Gaffney joined Loomis Sayles in 1984. She received a B.A. from the University of Massachusetts at Amherst and has over 18 years of investment experience. She also holds the designation of Chartered Financial Analyst. Ms. Gaffney is the portfolio manager of Loomis Sayles High Income Fund, Loomis Sayles Strategic Income Fund and Loomis Sayles Bond Fund.

Mr. Eagan joined Loomis Sayles in 1997. Mr. Eagan has over 15 years of investment experience. He is a graduate of Northeastern University (B.A.) and Boston University (M.B.A.) and also holds the designation of Chartered Financial Analyst (CFA). Mr. Eagan is a portfolio manager of Loomis Sayles High Income Fund.




Ms. Stokes serves as a Vice President and Portfolio Manager. She joined Loomis Sayles in 1988. Ms. Stokes received a B.S. from St. Michael's College.

GENERAL INFORMATION


HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

                   Total market value of securities + Cash and other assets - Liabilities
Net Asset Value =  ----------------------------------------------------------------------
                                        Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

..       A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, the Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in the Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, the Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price " in the SAI for more details.

..       The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian after your order is received "in good order."

..       Requests received by the CDC IXIS Asset Management Distributors, L.P.
        (the "Distributor") after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.

..       If the Fund significantly invests in foreign securities, it may have net asset value changes on days when you cannot buy or sell its shares.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

..       Equity securities -- market price or as provided by a pricing service if market price is unavailable.

..       Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

..       Short-term obligations (remaining maturity of less than 60 days) --
        amortized cost (which approximates market value).

..       Securities traded on foreign exchanges -- market price on the non-U.S.
        exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.

..       Options -- last sale price, or if not available, last offering price.

..       Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

..       All other securities -- fair market value as determined by Loomis Sayles pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.


HOW TO PURCHASE AND REDEEM SHARES

PURCHASING SHARES


An investor may purchase Fund shares at net asset value without a sales charge or other fee.

Shares of the Fund are offered exclusively to investors is in "wrap fee" programs approved by CDC IXIS Advisers and/or Loomis Sayles and to institutional advisory clients of Loomis Sayles that, in each case, meet the Fund's policies as established by Loomis Sayles.

A purchase order received by CDC IXIS Asset Management Services, Inc., the Fund's transfer agent (the "Transfer Agent") prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), on a day the Fund is open for business, will be effected at that day's net asset value. An order received after 4:00 p.m., Eastern Time will be effected at the net asset value determined on the next business day. The Fund is "open for business" on each day the New York Stock Exchange is open for trading. Purchase orders will be accepted only on days on which the Fund is open for business.

Additional shares can be purchased only through CDC IXIS Advisers or Loomis Sayles and payment must be wired in federal funds to the Transfer Agent.


Purchases of the Fund's shares will normally be made only in full shares, but may be made in fractional shares under certain circumstances. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to the Transfer Agent.


Please see the section "Restrictions on Buying and Selling Shares" for more information.


REDEEMING SHARES


Shares normally can be redeemed only through Loomis Sayles or CDC IXIS Advisers.

Redemption requests for Fund shares are effected at the net asset value per share next determined after receipt of a redemption request by the Transfer Agent. A redemption request received by the Transfer Agent prior to 4:00 p.m., Eastern Time, on a day the Fund is open for business, is effected on that day. A redemption request received after that time is effected on the next business day. Redemption proceeds will be wired within one business day after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only. The Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

The Fund and the Distributor each reserves the right to redeem shares of any shareholder investing through a wrap program at the then-current value of such shares (which will be paid promptly to the shareholder) if the wrap program sponsor is no longer approved by Loomis Sayles or CDC IXIS Advisers. The sponsor will receive advance notice of any such mandatory redemption. Similarly, the Fund and the Distributor each reserves the right to redeem any shareholder for which Loomis Sayles ceases to act as investment adviser. In addition, the Fund and the Distributor each reserves the right to redeem any shareholder if the shareholder's continued investment in the Fund becomes inconsistent with the Fund's policies, as established by Loomis Sayles.


It is highly unlikely that shares would ever be redeemed in kind. However, in consideration of the best interests of the remaining investors, the Fund reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. When shares are redeemed in kind, the redeeming registered investment adviser should expect to incur transaction costs upon the disposition of the securities received in the distribution. The Fund agrees to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one registered investment adviser.

OTHER PURCHASE AND REDEMPTION INFORMATION


The Fund reserves the right to create investment minimums in its sole discretion.

The Fund will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

The Fund is required by federal regulations to obtain certain personal information from an investor and to use that information to verify an investor's identity. The Fund may not be able to open an investor's account if the requested information is not provided. The Fund reserves the right to refuse to open an account, close an account at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if an investor's identity is not verified.

RESTRICTIONS ON BUYING AND SELLING SHARES

The Fund reserves the right to suspend or change the terms of purchasing shares. The Fund and the Distributor reserve the right to refuse or limit any purchase order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of the Fund and the Distributor to refuse any purchase order, each Fund and the Distributor may (but are not obligated to) restrict purchases for the accounts of "market timers." An account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Funds and the Distributor may consider to be "market timing."

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume that the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the fee-based program sponsor maintains the record of the Fund's underlying beneficial owners.

DIVIDENDS AND DISTRIBUTIONS


It is the policy of the Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. The Fund generally declares and pays dividends monthly. The Fund also distributes all of its net realized capital gains after applying any capital loss carryforwards. Any capital gains distributions normally are made annually in December, but may be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.


You may choose to:

    .   reinvest all distributions in additional shares of the Fund; or

    . have checks sent to the address of record for the amount of the distribution.

If you do not elect an option, all distributions will be reinvested.

TAX CONSEQUENCES


Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any foreign, state or local tax consequences.

The tax status of the Fund's earnings you receive and your own transactions in Fund shares generally depends on their type. Distributions from the Fund representing gains from the sale of securities held by the Fund for more than one year or from qualified dividend income generally are taxed at capital gain rates. Distributions from the Fund representing gains from the sale of securities held by the Fund for one year or less and all other taxable income generally are taxed at ordinary income rates. Shareholder transactions in the Fund's shares resulting in gains from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If you invest right before the Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities or, generally, income from real estate investment trusts. In addition, for a distribution to be eligible for treatment as qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the Statement of Additional Information, under "Distribution and Taxes."

The Fund's investments in Foreign Securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The Fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments, including times when it may not be advantageous to do so, in order to satisfy its mandatory distribution requirements.

The Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in such Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.



Distributions by the Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If an investment is through such a plan, an investor should consult a tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

FINANCIAL HIGHLIGHTS

Because the Fund has no performance history as of the date of this Prospectus, financial highlights have not been included.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FOR MORE INFORMATION ABOUT THE FUND:


The Fund's statement of additional information (SAI) provides additional information about the Fund. The SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

You may get free copies of the SAI, request other information about the Fund described in this Prospectus and other Loomis Sayles Funds or make shareholder inquiries by contacting your financial adviser, or by calling Loomis Sayles toll-free at 888-226-9699.

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Fund, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Fund's file number which is listed at the bottom of this page.

CDC IXIS Asset Management Distributors, L.P. (CID), an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

CID distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning CID or any of its representatives or associated persons, please direct it to CDC IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6th Floor, Boston, MA 02116 or call us at 800-225-5478.

                             STATEMENT OF ADDITIONAL
                                   INFORMATION

LOOMIS SAYLES FUNDS I

March 1, 2004

    Loomis Sayles High Income Opportunities Fund

        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PROSPECTUS OF THE LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND DATED March 1, 2004, AS REVISED FROM TIME TO TIME. EACH REFERENCE TO THE PROSPECTUS IN THIS STATEMENT OF ADDITIONAL INFORMATION SHALL INCLUDE THE FUND'S CURRENT PROSPECTUS, UNLESS OTHERWISE NOTED. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS. A COPY OF THE FUND'S PROSPECTUS MAY BE OBTAINED FROM THE FUND, 399 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116.

                                TABLE OF CONTENTS


THE TRUST......................................................................
INVESTMENT STRATEGIES AND RISKS................................................
  Investment Restrictions......................................................
  U.S. Government Securities...................................................
  When-Issued Securities.......................................................
  Zero Coupon Securities.......................................................
  Repurchase Agreements........................................................
  Real Estate Investment Trusts................................................
  Rule 144A Securities.........................................................
  Foreign Currency Transactions................................................
  Options and Futures..........................................................
  Investment Pools of Credit-Lined, Credit Default, Interest Rate, Currency
  Exchange and Equity-Linked Swap Contracts ...................................
  Small Companies..............................................................
  Private Placements...........................................................
  Investment Companies.........................................................
  Temporary Defensive Strategies...............................................
  Portfolio Turnover...........................................................
MANAGEMENT OF THE FUND.........................................................
PRINCIPAL HOLDERS..............................................................
INVESTMENT ADVISORY AND OTHER SERVICES.........................................
PORTFOLIO TRANSACTIONS AND BROKERAGE...........................................
DESCRIPTION OF THE TRUST.......................................................
  Voting Rights................................................................
  Shareholder and Trustee Liability............................................
  Purchases and Redemptions....................................................
  Net Asset Value..............................................................
DISTRIBUTIONS AND TAXES........................................................
PERFORMANCE INFORMATION........................................................

                                    THE TRUST


        Loomis Sayles Funds I (the "Trust") is a registered, open-end management investment company. The Trust includes thirteen series. Loomis Sayles High Income Opportunities Fund (the "Fund") is a non-diversified series of the Trust. The Trust was organized as a Massachusetts business trust on December 23, 1993.


        Shares of the Fund are continuously offered, freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                         INVESTMENT STRATEGIES AND RISKS


        The investment policies of the Fund set forth in its Prospectus and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval, except that the investment objective of the Fund, as set forth in its Prospectus and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.


INVESTMENT RESTRICTIONS

In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

The Loomis Sayles High Income Opportunities Fund will not:

        *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

        *(2) Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, currencies, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

        *(3) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, each of the following is not considered the making of a loan: (i) entering into repurchase agreements; (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies; and (iii) loaning portfolio securities.)

        *(4) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).


        *(5) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

        (6) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

        *(7) Issue senior securities other than any borrowing permitted by restriction (5) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis, Sayles & Company, L.P. ("Loomis Sayles") determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC").)

        The Fund intends, based on the views of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (6) above.

        Although authorized to invest in restricted securities, the Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

        For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

INVESTMENT STRATEGIES

        Except to the extent prohibited by the Fund's investment policies as set forth in the Prospectus or in this Statement of Additional Information, the investment strategies used by Loomis Sayles in managing the Fund may include investments in the types of securities described below.

U.S. Government Securities


        U.S. Government securities have different kinds of government support. Such securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.


        U.S. Treasury Bills - U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

        U.S. Treasury Notes and Bonds - U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

        "Ginnie Maes" - Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the

United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

        "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

        "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

        Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

        The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

        The yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

WHEN-ISSUED SECURITIES


        When-issued securities are agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed- delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

ZERO COUPON SECURITIES

        Zero coupon securities are debt obligations (e.g., bonds) that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because the Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.


REPURCHASE AGREEMENTS

        Under a repurchase agreement, the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.


REAL ESTATE INVESTMENT TRUSTS ("REITs")


        REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

        Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

RULE 144A SECURITIES

        Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings
to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.


FOREIGN CURRENCY TRANSACTIONS

        Since investment in securities of foreign issuers will usually involve investments in securities of supranational entities and investment in securities of certain other issuers, it may involve currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies.

        If conditions warrant, the Fund may enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund may enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

        Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

        The Funds generally will not enter into forward contracts with a term of greater than one year.

        The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

        The Fund, in conjunction with its transactions in forward contracts, options, and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options, and futures.


OPTIONS AND FUTURES

        An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

        If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

        The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. The Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

        Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

        An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

        The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.


        An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. With over-the-counter options, the Fund is at risk that the other party to the transaction will default on its obligation or will not permit the Fund to terminate the transactions before its scheduled maturity. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.


        Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

        In accordance with Commodity Futures Trading Commission Rule 4.5, the Fund will use futures transactions solely for bona fide hedging purposes or will limit its investment in futures transactions for other than bona fide hedging purposes so that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such futures transactions.


        The Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Loomis Sayles may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.

        Investment Pools of Credit-Linked, Credit-Default, Interest Rate, Currency-Exchange and Equity-Linked Swap Contracts. The Fund may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange and/or equity-linked swap contracts (individually a "Swap and all together "Swaps") and related underlying securities or securities loan agreements. Swaps are agreements between two or more parties to exchange sequences of cash flows over a period in the future. The pools' investment results may be designed to correspond generally to the performance of a specified securities index or "basket" of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that the Fund invests in pools of Swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more of foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the investing Fund bears the risk that the pool may default on its obligations under the interests in the pool. The investing Fund also bears the risk that a counterparty of an underlying Swap, the issuer of a related underlying security or the counterparty of an underlying securities loan agreement may default on its obligations. Swaps are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments such as, participation notes and zero-strike warrants and options and debt-linked and/or equity-linked securities. Interests in privately offered investment pools of Swaps may be considered illiquid and, except to the extent that such interests are issued under Rule 144A and deemed liquid, subject to the Fund's restrictions on investments in illiquid securities.


SMALL COMPANIES

        Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets, or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. The net asset values of funds that invest in companies with smaller capitalizations therefore may fluctuate more widely than market averages.

PRIVATE PLACEMENTS

        The Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell the securities when Loomis Sayles believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing the Fund's net asset value.

        While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "Securities Act") or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

        The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of Loomis Sayles may at times play a greater role in valuing these securities than in the case of unrestricted securities.

        Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

INVESTMENT COMPANIES

        The Fund may invest in investment companies. Investment companies, including companies such as iShares and "SPDR," are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of the Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. As a shareholder of an investment company, the Fund will bear its ratable share of the investment company's expenses, including management fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar expenses of the Fund.


TEMPORARY DEFENSIVE STRATEGIES

        The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Loomis Sayles may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies. The use of defensive strategies may prevent the Fund from achieving its objectives.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Funds may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

PORTFOLIO TURNOVER

        The Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund's total return. Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when an adviser believes that portfolio changes are appropriate.

                             MANAGEMENT OF THE FUND


        The Fund is governed by a Board of Trustees of the Trust, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

        On May 14, 2003 for the Trust and June 10, 2003 for the Loomis Sayles Funds II, shareholders voted to elect each Trustee listed below to serve on each Trust's Board. Effective June 1, 2003, the Board of Trustees of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust and AEW Real Estate Income Fund (the "CDC Nvest Funds Trusts" and together with Loomis Sayles Funds I and Loomis Sayles Funds II, the "CDC Nvest and Loomis Sayles Trusts") approved certain new trustees for the CDC Nvest Funds Trusts. These approvals resulted in a combined Board of Trustees for the CDC Nvest and Loomis Sayles Funds Trusts.

        The table below provides certain information regarding the trustees and officers of the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the relevant trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. For purposes of this Statement, the term "Interested Trustee" means those trustees who are "interested persons" of the relevant trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees.

                                                      TERM OF                                      NUMBER OF
                                                    OFFICE* AND                                    PORTFOLIOS
                                 POSITION(s)         LENGTH OF                                      IN FUND            OTHER
                                  HELD WITH            TIME            PRINCIPAL OCCUPATION(s)      COMPLEX        DIRECTORSHIPS
  NAME, AGE AND ADDRESS             TRUST             SERVED            DURING PAST 5 YEARS**       OVERSEEN            HELD
---------------------------  -------------------  ----------------  -----------------------------  ----------  ---------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (63)        Trustee        Less than 1 year  Douglas Dillon Professor and       41      Director, Taubman
399 Boylston Street                                                 Director of the Belfer Center              Centers, Inc.
Boston, MA 02116             Contract Review and                    of Science for International
                                  Governance                        Affairs, John F. Kennedy                   Board Member, USEC
                               Committee Member                     School of Government, Harvard              Inc.
                                                                    University

Edward A. Benjamin (65)            Trustee        Less than 1 year  Retired                            41      Director, Coal,
399 Boylston Street                                                                                            Energy Investments &
Boston, MA 02116               Audit Committee                                                                 Management, LLC;
                                    Member                                                                     Director, Precision
                                                                                                               Optics Corporation
                                                                                                               (optics manufacturer)

                                                      TERM OF                                       NUMBER OF
                                                    OFFICE* AND                                    PORTFOLIOS
                                 POSITION(s)         LENGTH OF                                      IN FUND            OTHER
                                  HELD WITH            TIME            PRINCIPAL OCCUPATION(s)      COMPLEX        DIRECTORSHIPS
  NAME, AGE AND ADDRESS             TRUST             SERVED            DURING PAST 5 YEARS**       OVERSEEN            HELD
---------------------------  -------------------  ----------------  -----------------------------  ----------  ---------------------
Daniel M. Cain (59)                Trustee        Less than 1 year  President and CEO, Cain            41      Trustee, Universal
452 Fifth Avenue                                                    Brothers & Company,                        Health Realty Income
New York, NY 10018             Chairman of the                      Incorporated (investment                   Trust; Director,
                               Audit Committee                      banking)                                   Sheridan (physician
                                                                                                               practice management)

*Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72.

** Each person listed above holds the same position(s) with the Trusts except as noted above. Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), CDC IXIS Advisers or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

                                                      TERM OF                                       NUMBER OF
                                                    OFFICE* AND                                    PORTFOLIOS
                                 POSITION(s)         LENGTH OF                                      IN FUND            OTHER
                                  HELD WITH            TIME            PRINCIPAL OCCUPATION(s)      COMPLEX        DIRECTORSHIPS
  NAME, AGE AND ADDRESS             TRUST             SERVED            DURING PAST 5 YEARS**       OVERSEEN            HELD
---------------------------  -------------------  ----------------  -----------------------------  ----------  ---------------------
Paul G. Chenault (70)              Trustee        Less than 1 year  Retired; Trustee, First            41      Director, Mailco
5852 Pebble Beach Way                                               Variable Life (variable life               Office Products, Inc.
San Luis Obispo, CA 93401    Contract Review and                    insurance)
                                  Governance
                               Committee Member

Kenneth J. Cowan (71)              Trustee        Less than 1 year  Retired                            41      None
399 Boylston Street            Chairman of the
Boston, MA 02116             Contract Review and
                                  Governance
                                  Committee

Richard Darman (60)                Trustee        Less than 1 year  Partner, The Carlyle Group         41      Director and
399 Boylston Street                                                 (investments); Chairman of                 Chairman, AES
Boston, MA 02116             Contract Review and                    the Board of Directors of AES              Corporation
                                  Governance                        Corporation (international
                               Committee Member                     power company); formerly,
                                                                    Professor, John F. Kennedy
                                                                    School of Government, Harvard
                                                                    University

Sandra O. Moose (62)               Trustee        Less than 1 year  President, Strategic               41      Director, Verizon
399 Boylston Street                                                 Advisory Services                          Communications;
Boston, MA 02116               Audit Committee                      (management consulting);                   Director, Rohm and
                                    Member                          formerly, Senior Vice                      Haas Company
                                                                    President and Director, The                (specialty chemicals)
                                                                    Boston Consulting Group,
                                                                    Inc. (management
                                                                    consulting)

John A. Shane (71)                 Trustee        Less than 1 year  President, Palmer Service          41      Director, Gensym
200 Unicorn Park Drive                                              Corporation (venture capital               Corporation;
Woburn, MA 01801             Contract Review and                    organization)                              Director, Overland
                                  Governance                                                                   Storage, Inc.;
                               Committee Member                                                                Director, Abt
                                                                                                               Associates Inc.

*Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72.

** Each person listed above holds the same position(s) with the Trusts except as noted above. Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), CDC IXIS Advisers or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

                                                      TERM OF                                       NUMBER OF
                                                    OFFICE* AND                                    PORTFOLIOS
                                 POSITION(s)         LENGTH OF                                      IN FUND            OTHER
                                  HELD WITH            TIME            PRINCIPAL OCCUPATION(s)      COMPLEX        DIRECTORSHIPS
  NAME, AGE AND ADDRESS             TRUST             SERVED            DURING PAST 5 YEARS**       OVERSEEN            HELD
---------------------------  -------------------  ----------------  -----------------------------  ----------  ---------------------
INTERESTED TRUSTEES

Robert J. Blanding/1/ (56)   President and Chief  Less than 1 year  President, Chairman,               41      None
555 California Street        Executive Officer                      Director, and Chief Executive
San Francisco, CA 94104                                             Officer, Loomis Sayles

                                   Trustee        Less than 1 year

John T. Hailer/2/ (43)         Executive Vice     Less than 1 year  President and Chief Executive      41      None
399 Boylston Street              President                          Officer, CDC IXIS Asset
Boston, MA 02116                                                    Management Distributors,
                                                                    L.P.; formerly, Senior Vice
                                  Trustee         Less than 1 year  President, Fidelity
                                                                    Investments; President and
                                                                    CEO of CDC Nvest Funds

Peter S. Voss/3/ (57)          Chairman of the                      Director, President and Chief      41      Trustee, Harris
399 Boylston Street                 Board                           Executive Officer, CDC IXIS                Associates Investment
Boston, MA 02116                                                    Asset Management North                     Trust/4/
                                   Trustee        Less than 1 year  America, L.P.

*Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72.

** Each person listed above holds the same position(s) with the Trusts except as noted above. Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), CDC IXIS Advisers or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

/1/ Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"); and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers").

/3/ Mr. Voss is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director of CDC IXIS Asset Management Services, Inc. ("CIS"); Director of CDC IXIS Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates Inc.; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Loomis Sayles; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Investment Advisors, Inc.; Director of Vaughan Nelson Investment Management, Inc.; Director, Hansberger Group, Inc.; Member, Board of Managers, Harris Alternatives L.L.C.; and Director and Member of the Executive Board of CDC IXIS Asset Management.

/4/ As of September 30, 2003, Harris Associates Investment Trust had seven series that were overseen by its Board of Trustees.

                                                  TERM OF
                                                  OFFICE* AND
                             POSITION(s)          LENGTH OF
                             HELD WITH            TIME              PRINCIPAL OCCUPATION(s)
NAME, AGE AND ADDRESS        TRUST                SERVED            DURING PAST 5 YEARS**
---------------------------  -------------------  ----------------  -------------------------------
OFFICERS
Nicholas H. Palmerino (38)
399 Boylston Street               Treasurer       Less than 1 year  Senior Vice President, CDC
Boston, MA 02116                                                    IXIS Asset Management
                                                                    Services, Inc.; Senior Vice
                                                                    President, CDC IXIS Asset
                                                                    Management Advisers, L.P.;
                                                                    formerly, Vice President,
                                                                    Loomis, Sayles & Company, L.P.

John E. Pelletier (39)
399 Boylston Street               Secretary,      Less than 1 year  Senior Vice President, General
Boston, MA 02116                 Chief Legal                        Counsel, Secretary and Clerk,
                                   Officer                          CDC IXIS Distribution
                                                                    Corporation; Executive Vice
                                                                    President, General Counsel,
                                                                    Secretary and Clerk, CDC IXIS
                                                                    Asset Management Distributors,
                                                                    L.P.; Executive Vice President,
                                                                    General Counsel, Secretary and
                                                                    Clerk, CDC IXIS Asset
                                                                    Management Advisers, L.P.;
                                                                    Executive Vice President,
                                                                    General Counsel, Secretary,
                                                                    Clerk, and Director, CDC IXIS
                                                                    Asset Management Services, Inc.

Daniel J. Fuss (70)            Executive Vice
One Financial Center             President         2 Years; prior   Vice Chairman and Director,
Boston, MA 02111               Loomis Sayles          to 2002;      Loomis, Sayles& Company, L.P.
                                  Funds II         President and
                                                      Trustee

Frank LoPiccolo (50)             Anti-Money
                                 Laundering       Less than 1 Year  Senior Vice President, CDC IXIS
                                  Officer                           Asset Management, Inc.

STANDING BOARD COMMITTEES

        The Trustees have delegated certain authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee. Prior to the unification of the boards of Trustees, the Board of Trustees of the Trust included three committees: Audit Committee, Contract Review Committee and Nominating and Governance Committee. During the period from October 1, 2002 to June 10, 2003, each of these committees met twice.

        The Trust currently has two standing committees. The Contract Review and Governance Committee of the Trusts is composed solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trusts, and governance matters relating to the Trusts. During the period June 10, 2003 to September 30, 2003, this Committee held two meetings.

        The Audit Committee of the Trusts is composed solely of Independent Trustees and considers matters relating to the scope and results of the Trusts' audits and serves as a forum in which the independent auditors can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the period June 10, 2003 to September 30, 2003, this Committee held six meetings.

        The current membership of each committee is as follows:

         AUDIT COMMITTEE                CONTRACT REVIEW AND GOVERNANCE COMMITTEE
         ---------------                ----------------------------------------
         Daniel M. Cain - Chairman      Kenneth J. Cowan - Chairman
         Sandra O. Moose                Graham T. Allison, Jr.
         Edward A. Benjamin             Richard Darman
                                        John A. Shane
                                        Paul G. Chenault

TRUSTEE FEES

        The Trusts pay no compensation to their officers or to their Trustees who are Interested Trustees.

        Each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Committee meetings per year. Each Trustee is compensated $1,750 per Committee meeting that he or she attends in excess of four per year. These fees are allocated among the mutual funds for which they provide oversight based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund each Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees assume four Committee meetings per year. Each Trustee is compensated $200 per Committee meeting that he or she attends in excess of four per year.

TRUSTEE BENEFICIAL OWNERSHIP

        The following tables set forth the dollar range of shares owned by each Trustee as of December 31, 2003 in (i) the Trust and (ii) in all Trust overseen by the trustee in the CDC Nvest and Loomis Sayles Trusts on an aggregate basis:

INDEPENDENT TRUSTEES:

* A.  None
  B. $1 - 10,000
  C. $10,001 - $50,000
  D. $50,001 - $100,000
  E. over $100,000

                                                       GRAHAM T.       EDWARD A.   DANIEL M.  PAUL G.
DOLLAR RANGE OF FUND SHARES*                           ALLISON, JR.**  BENJAMIN**  CAIN**     CHENAULT**
----------------------------                           --------------  ----------  ---------  ----------
Loomis Sayles Benchmark Core Bond Fund                 A               A           A          A
Loomis Sayles Core Plus Fixed Income Fund              A               A           A          A
Loomis Sayles Fixed Income Fund                        A               A           A          A
Loomis Sayles Institutional High Income Fund           A               A           A          A
Loomis Sayles Intermediate Duration Fixed Income Fund  A               A           A          A
Loomis Sayles Investment Grade Fixed Income Fund       A               A           A          A
Loomis Sayles Mid Cap Growth Fund                      A               A           A          A
Loomis Sayles Small Company Growth Fund                A               A           A          A
Loomis Sayles U.S. Government Securities Fund          A               A           A          A
Aggregate Dollar Range of Fund Shares in Funds         E               C           E          D
Overseen by Trustee in the Trusts

                                                       KENNETH J.      RICHARD     SANDRA O.  JOHN A.
DOLLAR RANGE OF FUND SHARES*                           COWAN**         DARMAN**    MOOSE**    SHANE**
----------------------------                           --------------  ----------  ---------  -------
Loomis Sayles Benchmark Core Bond Fund                 B               A           A          A
Loomis Sayles Core Plus Fixed Income Fund              B               A           A          A
Loomis Sayles Fixed Income Fund                        B               A           A          A
Loomis Sayles Institutional High Income Fund           B               A           A          A
Loomis Sayles Intermediate Duration Fixed Income Fund  D               A           A          A
Loomis Sayles Investment Grade Fixed Income Fund       B               A           A          A
Loomis Sayles Mid Cap Growth Fund                      B               A           A          A
Loomis Sayles Small Company Growth Fund                B               A           A          A
Loomis Sayles U.S. Government Securities Fund          B               A           A          A
Aggregate Dollar Range of Fund Shares in Funds         E               E           E          A
Overseen by Trustee in the Trusts

**Amounts include amounts held through the deferred compensation plan.

INTERESTED TRUSTEES

DOLLAR RANGE OF FUND SHARES                            ROBERT J. BLANDING  JOHN T. HAILER*  PETER S. VOSS
---------------------------                            ------------------  ---------------  -------------
Loomis Sayles Benchmark Core Bond Fund                          A                 A               A
Loomis Sayles Core Plus Fixed Income Fund                       A                 A               A
Loomis Sayles Fixed Income Fund                                 A                 A               A
Loomis Sayles Institutional High Income Fund                    E                 A               A
Loomis Sayles Intermediate Duration Fixed Income Fund           A                 A               A
Loomis Sayles Investment Grade Fixed Income Fund                A                 A               A
Loomis Sayles Mid Cap Growth Fund                               A                 A               A
Loomis Sayles Small Company Growth Fund                         A                 A               A
Loomis Sayles U.S. Government Securities Fund                   A                 A               A

Aggregate Dollar Range of Fund Shares
in Funds Overseen by Trustee in the Trusts:                     E                 E               E

* A. None
  B. $1 - 10,000
  C. $10,001 - $50,000
  D. $50,001 - $100,000
  E. over $100,000

**Amounts include amounts held through the deferred compensation plan.

During the fiscal year ended September 30, 2003 for the Trust, the trustees of the Trust received the amounts set forth in the following table:

                                     COMPENSATION TABLE
                       FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003/1/
                       -----------------------------------------------
        (1)                       (2)                    (3)                      (5)
        ---                       ---                    ---                      ---

                              AGGREGATE        PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
                            COMPENSATION      BENEFITS ACCRUED AS PART    THE FUND COMPLEX/4/
NAME OF PERSON, POSITION    FROM TRUST/2/       OF TRUST EXPENSES/3/       PAID TO TRUSTEE
------------------------  ------------------  ------------------------  -----------------------
INDEPENDENT TRUSTEES
Joseph Alaimo                  $ 27,073                 $ 0                    $ 46,250
Graham T. Allison, Jr.           $4,926                 $ 0                    $ 77,683
Edward A. Benjamin             $ 25,722                 $ 0                    $ 60,975
Daniel M. Cain                   $6,755                 $ 0                    $ 87,858
Paul G. Chenault               $ 24,244                 $ 0                    $ 55,125
Kenneth J. Cowan               $  5,278                 $ 0                    $ 83,120
Richard Darman                 $  4,926                 $ 0                    $ 77,683
Sandra O. Moose                $  6,404                 $ 0                    $ 82,241
John A. Shane                  $  4,926                 $ 0                    $ 76,196
Pendleton P. White             $  4,926                 $ 0                    $ 77,683

INTERESTED TRUSTEES
Robert J. Blanding             $      0                 $ 0                    $      0
John T. Hailer                 $      0                 $ 0                    $      0
Peter S. Voss                  $      0                 $ 0                    $      0

----------

/1/ The table provides compensation information for the current Trustees of the Trust. Messrs. Hailer and Voss (each an Interested Trustee), Messrs. Allison, Cain, Cowan, Darman, and Shane (each an Independent Trustee) and Ms. Moose (an Independent Trustee) were newly elected by shareholders to the Board of Trustees of the Trust in May 2003.

/2/ Amounts include payments deferred by trustees for the fiscal year ended September 30, 2003, with respect to the Trusts. The total amount of deferred compensation accrued for Loomis Sayles Funds I as of September 30, 2003 for the Trustees is as follows: Benjamin ($6,403), Cowan ($3,518) and Darman ($4,925).

/3/ The Trusts provide no pension or retirement benefits to Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trusts on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a series or series of the Trusts selected by the Trustee on the normal payment date for such fees. As a result of this arrangement, the Trusts, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the series selected by the Trustees.

/4/ Total Compensation represents amounts paid during 2003 to a trustee for serving on the board of trustees of nine (9) trusts with a total of forty-one
(41) funds as of September 30, 2003. Total compensation reflects payments for periods of less than one year for certain Funds due to a change in the fiscal year end of these Funds. For the twelve months ended September 30, 2003 the Trustees received the following amounts: Alaimo ($46,250), Allison ($82,500), Benjamin ($60,975), Cain ($92,550), Chenault ($55,125), Cowan ($88,250), Darman
($82,500), Moose ($86,800), Shane (80,575) and White ($82,500).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT


        The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund's advisory agreement at most of its meetings throughout the year. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees. The advisory agreement of the Fund will be reviewed each year by the Board of Trustees to determine whether the agreement should be continued for an additional one-year period. Continuation of the agreements requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees consists of a majority of Independent Trustees.

     In connection with their meetings, the trustees receive materials specifically relating to the existing advisory agreement. These materials generally include, among other items (i) information on the investment performance of the Fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data of the Fund, and (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests. The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (1) Loomis Sayles's results and financial condition, (2) the Fund's investment objective and strategies and the size, education and experience of Loomis Sayles' investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements for the distribution of the Funds' shares, (4) the procedures employed to determine the value of the Funds' assets, (5) the allocation of the Funds' brokerage, if any, including any allocations to brokers affiliated with Loomis Sayles, and the use of "soft" commission dollars to pay for research, (6) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions and policies on personal securities transactions, and (7) expense arrangements agreed to by Loomis Sayles.

     The Board of Trustees most recently approved the advisory agreements at their meeting held on November 21, 2003. In considering the advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the advisory agreement included the following:

     .    the benefits to shareholders of investing in the Fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

     .    whether the Fund has operated in accordance with its investment objective and its record of compliance with its investment restrictions.

     .    the nature, quality, cost and extent of administrative services performed by Loomis Sayles under the existing advisory agreements and under separate agreements covering administrative services.

     .    the fact that no fees are payable under the advisory agreement but that Loomis Sayles may benefit from its relationship with the sponsors of "wrap" programs for which the Fund is an investment option. For these purposes, the Trustees also took into account so-called "fallout benefits" to Loomis Sayles, such as the reputational value derived from serving as investment adviser to the Fund and the engagement of Loomis Sayles and its affiliates to provide administrative, distribution and transfer agency services to the Fund, and the benefits of research made available to Loomis Sayles by reason of brokerage commissions generated by the Fund's securities transactions.

     .    the fact that Loomis Sayles will bear most of the Fund's expenses.

     .    the level of Loomis Sayles' profits in respect of the management of the Fund.

     .    whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the advisory agreement should be approved.

        Code of Ethics. The Trust, Loomis Sayles and CDC IXIS Asset Management Distributors, L.P. each has adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold.

Proxy Voting Policies
---------------------

        The Board of Trustees of the Fund has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by the Fund. Under the Guidelines, the responsibility for voting proxies generally is delegated to Loomis Sayles. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders. Loomis Sayles shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund's investments in a prudent manner in accordance with the Guidelines and the proxy voting policies of Loomis Sayles. Proposals that, in the opinion of Loomis Sayles, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of Loomis Sayles, are not in the best interests of shareholders are generally voted "against". Loomis Sayles is responsible for maintaining certain records and reporting to the Audit Committee of the Trust in connection with the voting of proxies. Loomis Sayles shall make available to the Fund, or CDC IXIS Asset Management Services, Inc., the Fund's administrator, the records and information maintained by Loomis Sayles under the Guidelines.

        Loomis Sayles utilizes the services of a third party proxy voting service provider ("Proxy Service Provider") to assist it in researching and voting proxies for the Fund. The Proxy Service Provider has a copy of Loomis Sayles' proxy voting policy and provides vote recommendations to Loomis Sayles based on the Loomis Sayles' policy and the Proxy Service Provider's own research. All issues presented for shareholder vote will also be considered by Loomis Sayles' proxy committee (the "Proxy Committee") and, when the Proxy Committee believes necessary, the equity analyst following the company. In making the final determination about how a proxy should be voted, the Proxy Committee will generally follow the Proxy Service Provider's recommendation, unless it deviates from Loomis Sayles' express policy or the Proxy Committee determines that the Fund's best interests are served by voting otherwise.

        In addition to reviewing the Proxy Service Provider's recommendations and making the final decision about how proxies should be voted, the Proxy Committee also: (1) reviews and updates the firm's policies and procedures; (2) consults with portfolio managers and analysts; and (3) meets at least annually to discuss any issues that relate to proxy policies and voting.

        Loomis Sayles believes that by following the process discussed above, proxies will be voted in the Fund's best interest and that the decision on how to vote will not be affected by any conflicts of interest. Loomis Sayles' proxy voting policy allows for discretion on a particular proposal and the Proxy Committee determines that the Proxy Service Provider's recommendation is not in the best interests of the Fund, then the Proxy Committee may use its discretion to vote the proxy contrary to the Proxy Service Provider's recommendation, but only after conducting a review to determine if any material conflict of interest exists. In situations in which the Proxy Committee believes that a material conflict exists, the Proxy Committee will exclude anyone at Loomis Sayles (including members of the Proxy Committee) who is subject to that conflict of interest from participating in the voting decision in any way, including from providing information, opinions or recommendations to the Proxy Committee.

                                PRINCIPAL HOLDERS


        A principal holder is a person who owns of record or beneficially 5% or more of any class of the Fund's outstanding securities.


        To the extent that any shareholder listed below beneficially owns more than 25% of the Fund, it may be deemed to "control" the Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.


        As of the effective date of this registration statement, the Fund has not commended operations and has no shareholders.


MANAGEMENT OWNERSHIP


        As of the effective date of this registration statement, the Fund has not commended operations and has no shareholders.


                     INVESTMENT ADVISORY AND OTHER SERVICES

        Advisory Agreement. Under the advisory agreement with the Fund, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Fund, and certain administrative services. Also, Loomis Sayles has agreed to pay, without reimbursement from the Fund or the Trust, the following expenses of the Fund: compensation to trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of independent accountants retained by the Fund; charges and expenses of any transfer agents and registrars appointed by the Fund; any cost of certificates representing shares of the Fund; legal fees and expenses in connection with the day-to-day affairs of the Fund, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, and any costs of printing or mailing these items; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

        The advisory agreement provides that Loomis Sayles will not charge the Fund an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the

Fund does not compensate Loomis Sayles directly for its services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of "wrap programs," who in turn charge the programs' participants. See the Prospectus and the applicable wrap program brochure for more information and will receive an advisory fee directly from institutional clients whose assets it advises under a separate investment management agreement.


        The Trust, and not Loomis Sayles or its affiliates, will pay the following expenses: taxes payable by the Trust to federal, state or other governmental agencies; extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust or the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; brokerage fees and commissions (including dealer markups) and transfer taxes chargeable to the Trust in connection with the purchase and sale of portfolio securities for the Fund; costs, including any interest expenses, of borrowing money; costs of hedging transactions; costs of lending portfolio securities; and any expenses indirectly incurred through investments in other pooled investment vehicles.

        The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and each terminates automatically in the event of its assignment. In addition, each agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

        The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.


        In addition to serving as investment adviser to the Fund and each other series of the Trust, Loomis Sayles acts as investment adviser or subadviser to each series of Loomis Sayles Funds II, and adviser or sub-adviser to certain series of CDC Nvest Funds Trust I and CDC Nvest Funds Trust II, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management investment companies and also provides investment advice to numerous other corporate and fiduciary clients.


        Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. Loomis, Sayles & Company, L.P. is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. CDC IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management North America, L.P.'s general partner, CDC IXIS Asset Management US, LLC, is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation. CDC IXIS Asset Management US Corporation is the sole limited partner of CDC IXIS Asset Management North America L.P. CDC IXIS Asset Management North America, L.P. is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company. CDC IXIS Asset Management S.A. is majority-owned by CDC Finance--CDC IXIS and indirectly owned, through CDC Finance--CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.


        The fifteen principal subsidiary or affiliated asset management firms of CDC IXIS Asset Management North America, L.P. collectively had approximately $135 billion in assets under management or administration as of September 30, 2003.

        Certain officers and trustees of the Trust also serve as officers, directors, and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Fund outweighs the disadvantages, if any, that might result from these practices.

        Distribution Agreement. Pursuant to a distribution agreement with the Trust (the "Distribution Agreement"), CDC IXIS Asset Management Distributors, L.P., 399 Boylston St., Boston, Massachusetts 02116 (the "Distributor"), an affiliate of Loomis Sayles, serves as the general distributor of shares of the Fund. Under the Distribution Agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Distributor currently is not paid a fee for serving as Distributor for the Fund. Loomis Sayles has agreed to reimburse the Distributor to the extent the Distributor incurs expenses in connection with any redemptions of Fund shares.

        The Distribution Agreement was approved by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Distribution Agreement.


        The Distribution Agreement may be terminated at any time with respect to the Fund on 60 days' written notice to the Distributor by vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Distribution Agreement also may be terminated by the Distributor on 90 days' written notice to the Trust, and the Distribution Agreement automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act. In each such case, such termination will be without payment of any penalty.


        The Distribution Agreement will continue in effect for successive one-year periods with respect to the Fund, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust or the Distributor, in each case cast in person at a meeting called for that purpose.


        Administration Services. Pursuant to an administration services agreement with the Trust and Loomis Sayles, CDC IXIS Asset Management Services, Inc., an affiliate of Loomis Sayles ("CIS") performs certain accounting and administration services for the Fund. For these services, Loomis Sayles (without reimbursement from the Trust or Fund) has agreed to pay CIS for services to the Fund under this agreement.

        Transfer Agency Services. Pursuant to a transfer agency and service agreement with the Trust and Loomis Sayles, CIS performs transfer agency services for the Fund. CIS maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholder reports, prepares and mails distribution payments, and maintains records of Fund transactions. Loomis Sayles has agreed to pay (without reimbursement from the Trust of Fund) fees to CIS for services to the Fund under this agreement.


        Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on a daily basis.

        Independent Auditors. The Trust's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of the Fund's financial statements and assists in the preparation of the Fund's federal and state income tax returns.


        Counsel to the Fund. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


GENERALLY

        Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including Nasdaq securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

COMMISSIONS AND OTHER FACTORS IN BROKER OR DEALER SELECTION

        Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.


"SOFT DOLLARS"

        Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for the Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "Soft Dollars").

        The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with Soft Dollars include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

        If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use Soft Dollars to pay for the portion of the cost relating to its research use.

        In connection with Loomis Sayles' use of Soft Dollars, the Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

        Loomis Sayles may use Soft Dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Fund or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Fund. The products or services may not be used in connection with the management of some of the accounts including the Fund that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

        Loomis Sayles' use of Soft Dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of Soft Dollars also benefits the Fund as described above. However, conflicts may arise between the Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "soft dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

        For purposes of this Soft Dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation.


                            DESCRIPTION OF THE TRUST


        The Trust, registered with the SEC as an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust, dated December 23, 1993, as amended (the "Declaration of Trust"). The Fund is a non-diversified series of the Trust.


        The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each series represents an equal proportionate interest in such series with each other share of that series and is entitled to a proportionate interest in the dividends and distributions from that series. The shares of each series do not have any preemptive rights. Upon termination of any series, whether pursuant to liquidation of the Trust or otherwise, shareholders of that series are entitled to share pro rata in the net assets of that series available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.


        The assets received by each series for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that series. The underlying assets are segregated and are charged with the expenses with respect to that series and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the series are allocated to the separate books of account of each series, certain expenses may be legally chargeable against the assets of all series.

        The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the trustees may designate. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").

        The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or any series upon written notice to the shareholders.

VOTING RIGHTS

        Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.


        The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent auditors, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.


        There will normally be no meetings of shareholders for the purpose of electing trustees for the Trust except that, in accordance with the 1940 Act,
(i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

        Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

        Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

        No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, change, or eliminate the par value of any shares (currently all shares have no par value).

SHAREHOLDER AND TRUSTEE LIABILITY

        Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the series of the Trust of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each series and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of property of the series for all loss and expense of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series itself would be unable to meet its obligations.


        The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

PURCHASES AND REDEMPTIONS

        Shares of the Fund are offered exclusively to clients of Loomis Sayles and "wrap fee" programs approved by CDC IXIS Advisers. Approved investors may purchase and redeem Fund shares at the Fund's net asset value without a sales charge or other fee. For more information about the purchase and redemption of Fund shares, see "General Information--How to Purchase and Redeem Shares" in the Fund's Prospectus.


NET ASSET VALUE


        The method for determining the public offering price and net asset value ("NAV") per share is summarized in the Prospectus.

        The total net asset value of the Fund (the excess of the assets of such Fund over the liabilities) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and
(ii) whether in Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. For example, the Fund may price its shares on days on which the Exchange is closed but the fixed income markets are open for trading. The Fund does not expect to price its shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

        Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of the Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of the Fund's securities occur during such period, then these securities may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.

        Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

        The per share net asset value of the Fund's shares is computed by dividing the number of shares outstanding into the total net asset value. The public offering price of the Fund is the next-determined net asset value.

                             DISTRIBUTIONS AND TAXES

        In General. As described in the Prospectus under "Dividends and Distributions," it is the policy of the Fund to pay its shareholders each year, as dividends, substantially all net investment income and to distribute at least annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

        Investment income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

        As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

        Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year, and (iii) diversify its holdings so that at the end of each fiscal quarter (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and
(b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses.

        The Fund would not satisfy the 90% distribution requirement described in
(ii) above if the dividends paid by the Fund did not qualify for the dividends-paid deduction under section 561 of the Code. Fund distributions would not qualify for the dividends-paid deduction if the Internal Revenue Service (the "IRS") were successfully to characterize the Fund's dividends as preferential dividends within the meaning of section 562(c) of the Code. As described in "Expenses of the Fund" in the Prospectus, the Fund does not pay or bear any out-of-pocket expenses at the Fund level. The Fund believes that the fact that it will not bear any such expenses should not result in it being treated as having paid preferential dividends not qualifying for the dividends paid-deduction. Investors should be aware that there is no controlling authority on point, and that the IRS has expressed positions contrary to this view and therefore may well disagree with this position. If the absence of Fund-level expenses were to cause the dividends paid by the Fund to constitute preferential dividends within the meaning of section 562(c) of the Code, the Fund would fail to qualify as a regulated investment company with the consequences described in the paragraph below.

        To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

        An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

        Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

        Long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--through December 31, 2008.

        Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by the Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.



        If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the tax basis in a shareholder's shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

        Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

        A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

        Passive Foreign Investment Companies. The Fund may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, the Fund may elect to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. The Fund may also elect to treat the passive foreign investment company as a "qualified electing fund." As a result, the Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax.


        Foreign Taxes. The Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

        Financial Products. The Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

        Certain hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

        Securities issued or purchased at a discount. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income net yet received. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund that it otherwise would have continued to hold. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Any increase in the principal amount of an inflation-indexed bond will be original issue discount which is taxable as ordinary income in the year accrued, even though investors do not receive their principal, including any increases thereto, until maturity.

        Real Estate Investment Trusts ("REITs"). The Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

        Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

        Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

        Other Tax Matters. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

        Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

        If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

        Conclusion. The foregoing discussion relates solely to U.S. federal income tax law and is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty). For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

                             PERFORMANCE INFORMATION


Because the Fund has no performance history as of the date of this SAI, performance data has not been included.

                                                     Registration Nos. 333-22931
                                                                        811-8282

                              LOOMIS SAYLES FUNDS I
                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits

(a)       Articles of Incorporation.

     (1)  The Registrant's Agreement and Declaration of Trust dated December 23,
          1993 (the "Agreement and Declaration") is incorporated by reference to exhibit (1) to post-effective amendment ("PEA") No. 2 filed on April
          21, 1998 to the Registrant's initial registration statement filed on January 11, 1994 (the "Registration Statement").

     (2)  Amendment No. 1 effective July 1, 2003 to the Agreement and
          Declaration is incorporated by reference to exhibit (a)(2) to PEA No.
          20 filed on September 10, 2003.

(b)       By-Laws.

     (1) The Registrant's By-Laws are incorporated by reference to exhibit (2) to PEA No. 2 to the Registration Statement filed on April 21, 1998.

(c)       Instruments Defining Rights of Security Holders.

          Rights of shareholders are described in Article III, Sections 5 of the Agreement and Declaration is incorporated by reference to exhibit (1) to PEA No. 2 to the Registration Statement filed on April 21, 1998.

(d)       Investment Advisory Contracts.

     (1)  Advisory Agreement between the Registrant, on behalf of Loomis Sayles
          Core Plus Fixed Income Fund, and Loomis, Sayles & Company, L.P.
          ("Loomis Sayles") is incorporated by reference to exhibit (d)(11) to PEA No. 13 to the Registration Statement filed on February 15, 2001.

     (2) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Fixed Income Fund, and Loomis Sayles is incorporated by reference to the exhibit (d)(4) to PEA No. 12 to the Registration Statement filed on January 30, 2001.

     (3) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Institutional High Income Fund, and Loomis
          Sayles is incorporated by reference to the exhibit (d)(5) to PEA No.
          12 to the Registration Statement filed on January 30, 2001.

     (4)  Advisory Agreement between the Registrant, on behalf of Loomis Sayles
          Intermediate Duration Fixed Income Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(6) to PEA No. 15 to the Registration Statement filed on January 30, 2002.

     (5) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Investment Grade Fixed Income Fund, and Loomis
          Sayles is incorporated by reference to the exhibit (d)(7) to PEA No.
          12 to the Registration Statement filed on January 30, 2001.

     (6) Advisory Agreement dated February 13, 2001 between the Registrant, on behalf of Loomis Sayles Mid Cap Growth Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(10) to PEA No. 13 to the Registration Statement filed on February 15, 2001.

     (7) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Small Company Growth Fund, and Loomis Sayles is incorporated by reference to the exhibit (d)(8) to PEA No. 12 to the Registration Statement filed on January 30, 2001.

     (8) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Benchmark Core Bond Fund, and Loomis Sayles is incorporated by reference to the exhibit (d)(2) to PEA No. 12 to the Registration Statement filed on January 30, 2001.

     (9) Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Bond Fund, and Loomis Sayles is incorporated by reference to the exhibit (d)(9) to PEA No. 22 to the Registration
          Statement filed on November 28, 2003.

     (10) Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Global Bond Fund, and Loomis Sayles is incorporated by reference to the exhibit (d)(10) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

     (11) Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Small Cap Value Fund, and Loomis Sayles is incorporated by reference to the exhibit (d)(11) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

     (12) Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles U.S. Government Securities Fund, and Loomis
          Sayles is incorporated by reference to the exhibit (d)(12) to PEA No.
          22 to the Registration Statement filed on November 28, 2003.

     (13) Form of Advisory Agreement between Registrant, on behalf of Loomis
          Sayles High Income Opportunities Fund, and Loomis Sayles is filed herewith.


(e)       Underwriting Contracts.

     (1) Distribution Agreement dated July 1, 2003 between Registrant, on behalf of Loomis Sayles Core Plus Fixed Income Fund, Loomis Sayles
          Fixed Income Fund, Loomis Sayles Institutional High Income Fund,
          Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles
          Investment Grade Fixed Income Fund, Loomis Sayles Mid Cap Growth Fund,
          Loomis Sayles Small Company Growth Fund and Loomis Sayles Benchmark
          Core Bond Fund and CDC IXIS Asset Management Distributors, L.P. ("CDC
          IXIS Distributors") is incorporated by reference to exhibit (e)(1) to PEA No. 20 filed on September 10, 2003.

     (2) Distribution Agreement dated September 12, 2003 between Registrant on behalf of Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund,
          Loomis Sayles Small Cap Value Fund and Loomis Sayles U.S. Government
          Securities Fund and CDC IXIS Distributors is incorporated by reference to the exhibit (e)(2) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

     (3) Form of Dealer Agreement used by CDC IXIS Distributors is incorporated by reference to exhibit (e)(3) to PEA No. 23 to the Registration
          Statement filed on January 28, 2004.

     (4)  Form of Distribution Agreement between Registrant, on behalf of Loomis
          Sayles High Income Opportunities Fund, and CDC IXIS Distributors is filed herewith.

(f)       Bonus or Profit Sharing Contracts.

          Not applicable.

(g)       Custodian Agreements.

     (1)  Custodian Contract dated December 31, 1993 between the Registrant and
          State Street Bank

          and Trust Company ("State Street") is incorporated by reference to exhibit (8) to PEA No. 2 to the Registration Statement filed on April
          21, 1998.

     (2) Form of Letter Agreement between the Registrant and State Street relating to the applicability of the Custodian Contract to Loomis
          Sayles Small Company Growth Fund is incorporated by reference to exhibit (g)(2) to PEA No. 8 to the Registration Statement filed on January 26, 2000.

     (3) Form of Letter Agreement between Registrant and State Street relating to the applicability of the Custodian Contract for Loomis Sayles
          Benchmark Core Bond Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Intermediate Duration Fixed Income Fund is incorporated by reference to exhibit (g)(5) to PEA No. 8 to the Registration Statement filed on January 26, 2000.

     (4) Letter Agreement between the Registrant and State Street relating to the applicability of the Custodian Contract to the Loomis Sayles Mid
          Cap Growth Fund is incorporated by reference to exhibit (g)(7) to PEA
          No. 13 to the Registration Statement filed on February 15, 2001.

     (5) Form of Letter Agreement between the Registrant and State Street relating to the applicability of the Custodian Contract to Loomis
          Sayles Core Plus Fixed Income Fund is incorporated by reference to exhibit (g)(8) to PEA No. 13 to the Registration Statement filed on February 15, 2001.

     (6) Amendment to Custodian Agreement between Registrant and State Street is incorporated by reference to exhibit (g)(9) to PEA No. 15 to the Registration Statement filed on January 30, 2002.

     (7) Letter Agreement between the Registrant and State Street Bank relating to the applicability of the Custodian Contract to the Loomis Sayles
          Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap
          Value Fund and Loomis Sayles U.S. Government Securities Fund is incorporated by reference to the exhibit (g)(7) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

     (8) Form of Letter Agreement between the Registrant and State Street Bank relating to the applicability of the Custodian Contract to the Loomis
          Sayles High Income Opportunities Fund is filed herewith.

(h)       Other Material Contracts.

     (1)  (i)   Transfer Agency and Service Agreement dated February 1, 2003 between the Registrant, on behalf of its respective series and
                CDC IXIS Asset Management Services, Inc. ("CIS") is incorporated by reference to exhibit (h)(1)(i) to PEA No. 20 filed on
                September 10, 2003.

          (ii)  First Addendum dated September 12, 2003 to Transfer Agency and
                Service Agreement is incorporated by reference to the exhibit
                (h)(1)(ii) to PEA No. 22 to the Registration Statement filed on
                November 28, 2003.

          (iii) Second Addendum dated January 1, 2004 to Transfer Agency and
                Service Agreement incorporated by reference to exhibit
                (h)(1)(iii) to PEA No. 23 to the Registration Statement filed on
                January 28, 2004.

          (iv) Form of Letter Agreement between the Registrant and CIS relating to the applicability of the Transfer Agency and Service
                Agreement to the Loomis Sayles High Income Opportunities Fund is filed herewith.

     (2)  (i)   Administrative Service Agreement dated October 1, 2003, between the Registrant on behalf of

          each of its series and CIS is incorporated by reference to the exhibit
          (h)(2)(i) to PEA No. 22 to the Registration Statement filed on
          November 28, 2003.

          (ii) Form of Letter Agreement between the Registrant and CIS relating to the applicability of the Administrative Service Agreement to the Loomis Sayles High Income Opportunities Fund is incorporated by reference to exhibit (h)(1)(iii) to this PEA No. 25.

     (3) Reliance Agreement for Exchange Privileges dated September 30, 2003 by and among CDC Nvest Companies Trust I and CDC Nvest Funds Trust I, CDC
          Nvest Funds Trust II, CDC Nvest Funds Trust III and CDC Nvest Cash
          Management Trust and Loomis Sayles Funds II and Registrant is incorporated by reference to the exhibit (h)(3) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

     (4)  (i) Loomis Sayles Fee Waiver/Reimbursement Undertakings dated February
          1, 2004 between Loomis Sayles and the Registrant on behalf of its series enumerated in such undertaking is incorporated by reference to the exhibit (h)(4)(i) to the PEA No. 23 to the Registration Statement filed on January 28, 2004.

(i)       Legal Opinion.

          Opinion and Consent of Counsel is filed herewith.

(j)       Other Opinions.

          Not Applicable.

(k)       Omitted Financial Statements.

          Not applicable.

(l)       Initial Capital Agreements.

          Not applicable.

(m)       Rule 12b-1 Plans.

     (1)  Distribution Plan for Retail Class shares relating to Loomis Sayles
          Benchmark Core Bond Fund is incorporated by reference to exhibit
          (m)(1) to PEA No. 16 to the Registration Statement filed on November
          27, 2002.

     (2)  Distribution Plan relating to Retail Class shares of Loomis Sayles
          Bond Fund is incorporated by reference to the exhibit (m)(2) to PEA
          No. 22 to the Registration Statement filed on November 28, 2003.

     (3)  Distribution Plan relating to Retail Class shares of Loomis Sayles
          Global Bond Fund is incorporated by reference to the exhibit (m)(3) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

     (4)  Distribution Plan relating to Retail Class shares of Loomis Sayles
          Small Cap Value Fund is incorporated by reference to the exhibit
          (m)(4) to PEA No. 22 to the Registration Statement filed on November
          28, 2003.

     (5)  Distribution Plan relating to Admin Class shares of Loomis Sayles Bond
          Fund is incorporated by reference to the exhibit (m)(5) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

     (6)  Distribution Plan relating to Admin Class shares of Loomis Sayles
          Small Cap Value Fund is incorporated by reference to the exhibit
          (m)(6) to PEA No. 22 to the Registration Statement filed on November
          28, 2003.

(n)       Rule 18f-3 Plan

          Registrant's Plan pursuant to Rule 18f-3(d) under the Investment
          Company Act of 1940, as amended, effective February 2004, incorporated by reference to Post Effective Amendment No. 23 to the Registration
          Statement filed on January 28, 2004.

(p)       Code of Ethics

     (1) Code of Ethics for Registrant dated August 22, 2003 is incorporated by reference to exhibit (p)(1) to PEA No. 22 to the Registration
          Statement filed on November 28, 2003.

     (2) Code of Ethics for Loomis Sayles is incorporated by reference to exhibit (p)(1) to PEA No. 16 to the Registration Statement filed on November 27, 2002.

     (3) Code of Ethics dated July 1, 2003 for CDC IXIS Distributors is incorporated by reference to exhibit (p)(3) to PEA No. 20 filed on September 10, 2003.

(q)       Powers of Attorney

          Power of Attorney for Graham T. Allison, Jr., Edward A. Benjamin,
          Robert J. Blanding, Daniel M. Cain, Paul G. Chenault, Kenneth J.
          Cowan, Richard Darman, John T. Hailer, Sandra O. Moose, John A. Shane and Peter S. Voss is incorporated by reference to exhibit (o) to PEA
          No. 18 to the Registration Statement filed on June 20, 2003.

Item 24. Persons Controlled by or under Common Control with the Fund.

     The Registrant is not aware of any person controlled or under common control with any of its series.

     As of January 2, 2004, the persons listed below owned 25% or more of outstanding voting securities of a Fund of the Registrant and thus may be deemed to "control" the Fund within the meaning of section 2(a)(9) of the Investment Company Act of 1940, as amended:

Fund                                               Entity, State of Organization           Ownership
----                                               -----------------------------           ---------
Loomis Sayles Benchmark Core Bond Fund             Comerica Bank Attn Michael Moco         49.18%
                                                   Master Trust Support Services
                                                   Re City of Livonia
                                                   Retiree Health/Disability
                                                   PO Box 75000 MC 3446
                                                   Detroit, MI 48275-0001
Loomis Sayles Bond Fund*                           Charles Schwab & Co Inc                 45.45%
                                                   Attn Mutual Fund Dept
                                                   101 Montgomery St
                                                   San Francisco, CA 94104-4122
Loomis Sayles Core Plus Fixed Income Fund          Union Bank of California N              89.89%
                                                   Union Bank Tr Nominee
                                                   FBO CMT Omnibus - Reinvest
                                                   PO Box 85484
                                                   San Diego, CA 92186-5484
Loomis Sayles Fixed Income Fund                    Marsh & McLennan Companies Inc          34.20%
                                                   Marsh & McLennan Defined
                                                   Benefit Plan

                                                   1166 Ave of the Americas
                                                   New York, NY 10036
Loomis Sayles Global Bond Fund*                    Charles Schwab & Co Inc                 56.05%
                                                   Attn Mutual Fund Dept
                                                   101 Montgomery St
                                                   San Francisco, CA 94104-4122
Loomis Sayles Intermediate Duration Fixed Income   Trustees of Clark University            38.51%
Fund                                               Attn: James Collins
                                                   950 Main Street
                                                   Worcester, MA 01610-1477
Loomis Sayles Mid Cap Growth Fund                  City of Cambridge Contributory          99.53%
                                                   Retirement System
                                                   225 Bent Street
                                                   Cambridge, MA 02121-2001

* Such ownership may be beneficially held by individuals or entities other than the owner listed.


     As of January 2, 2004, there were no persons that own 25% or more of the outstanding voting securities of Loomis Sayles Institutional High Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, and Loomis Sayles High Income Opportunities Fund, each a series of the Registrant.


Item 25.  Indemnification.

Article VIII of the Registrant's Agreement and Declaration of Trust and Article 4 of the Registrant's By-Laws provide for indemnification of its trustees and officers. The effect of these provisions is to provide indemnification for each of the Registrant's trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such trustee or officer may be involved by reason of being or having been a trustee or officer, except with respect to any matter as to which such trustee or officer shall have been adjudicated not to have acted in good faith and in the reasonable belief that such trustee's or officer's action was in the best interest of the Registrant, and except that no trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such trustee's or officer's office.

Item 26.  Business and Other Connections of Investment Adviser

(a) Loomis, Sayles & Company, L.P., ("Loomis Sayles"), the investment advisor of the Registrant, provides investment advice to each series of Loomis Sayles Funds I and to other registered investment companies, organizations, and individuals.

     The sole general partner of Loomis Sayles is Loomis, Sayles & Company, Inc., One Financial Center, Boston, Massachusetts 02111.

     The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Loomis Sayles during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Loomis Sayles pursuant to the Investment Advisers Act of 1940 as amended (SEC File No. 801-170; IARD/CRD No. 105377).

Item 27. Principal Underwriter

(a) CDC IXIS Asset Management Distributors, L.P. also serves as principal underwriter for:

     CDC Nvest Funds Trust I
     CDC Nvest Funds Trust II
     CDC Nvest Funds Trust III
     CDC Nvest Cash Management Trust

     CDC Nvest Companies Trust I
     Loomis Sayles Funds II

(b) The general partner and officers of the Registrant's principal underwriter, CDC IXIS Asset Management Distributors, L.P., and their addresses are as follows:


                                             Positions and Offices                Positions and Offices
                Name                       with Principal Underwriter                with Registrant
-------------------------------------------------------------------------------------------------------------
CDC IXIS Asset Management             General Partner                       None
Distribution Corporation

John T. Hailer                        President and Chief Executive         Executive Vice President and Trustee
                                      Officer Trustee

John E. Pelletier                     Executive Vice President, General     Secretary
                                      Counsel, Secretary and Clerk

Scott E. Wennerholm                   Executive Vice President, Treasurer,  None
                                      Chief Financial Officer and Chief
                                      Operating Officer

Coleen Downs Dinneen                  Senior Vice President, Deputy General Assistant Secretary
                                      Counsel, Assistant Secretary and
                                      Assistant Clerk

Beatriz Pina Smith                    Vice President and Assistant          None
                                      Treasurer, Controller

Anthony Loureiro                      Vice President and Chief Compliance   None
                                      Officer

Frank S. Maselli                      Executive Vice President              None

Matt Witkos                           Executive Vice President              None

Robert Krantz                         Executive Vice President              None

Joanne Kane                           Anti-Money Laundering Compliance      None
                                      Officer


The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

Item 28.  Location of Accounts and Records

     The following companies maintain possession of the documents required by the specified rules:

              For all series of Registrant:

              (i)   Loomis Sayles Funds I
                    399 Boylston Street
                    Boston, MA 02116

              (ii)  Loomis, Sayles & Company, L.P.
                    One Financial Center
                    Boston, MA 02111

              (iii) CDC IXIS Asset Management Services, Inc.
                    399 Boylston Street
                    Boston, MA 02116

              (iv)  State Street Bank and Trust Company
                    225 Franklin Street
                    Boston, Massachusetts 02110

              (v)   CDC IXIS Asset Management Distributors, L.P.
                    399 Boylston Street
                    Boston, Massachusetts 02116

Item 29.  Management Services

         None.

Item 30.  Undertakings

(a) The Registrant undertakes to provide a copy of the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment ("PEA") No. 25 to its Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this PEA No. 25 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 27th day of February, 2004.


                                              LOOMIS SAYLES FUNDS I

                                              By: /s/ JOHN T. HAILER
                                                  ------------------------------
                                                  John T. Hailer
                                                  Executive Vice President

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the date indicated.


Signature                             Title                               Date
---------                             -----                               ----
/s/ NICHOLAS H. PALMERINO
-------------------------------------
Nicholas H. Palmerino                 Treasurer                           February 27, 2004

/s/ PETER S. VOSS*
-------------------------------------
Peter S. Voss                         Chairman of the Board; Trustee      February 27, 2004

/s/ GRAHAM T. ALLISON, JR.*
-------------------------------------
Graham T. Allison, Jr.                Trustee                             February 27, 2004

/s/ EDWARD A. BENJAMIN*
-------------------------------------
Edward A. Benjamin                    Trustee                             February 27, 2004

/s/ ROBERT J. BLANDING*
-------------------------------------
Robert J. Blanding                    President, Chief Executive          February 27, 2004
                                      Officer, Trustee

/s/ DANIEL M. CAIN*
-------------------------------------
Daniel M. Cain                        Trustee                             February 27, 2004

/s/ PAUL G. CHENAULT*
-------------------------------------
Paul G. Chenault                      Trustee                             February 27, 2004

/s/ KENNETH J. COWAN*
-------------------------------------
Kenneth J. Cowan                      Trustee                             February 27, 2004

/s/ RICHARD DARMAN*
-------------------------------------
Richard Darman                        Trustee                             February 27, 2004

/s/ JOHN T. HAILER
-------------------------------------
John T. Hailer                        Trustee, Executive Vice President   February 27, 2004

/s/ SANDRA O. MOOSE*
-------------------------------------
Sandra O. Moose                       Trustee                             February 27, 2004

/s/ JOHN A. SHANE*
-------------------------------------
John A. Shane                         Trustee                             February 27, 2004

                                                                          *By:     /s/ JOHN E. PELLETIER
                                                                               ------------------------------
                                                                                   John E. Pelletier
                                                                                   Attorney-In-Fact**
                                                                                   February 27, 2004


** Power of Attorney for Joseph Alaimo, Graham T. Allison, Jr., Edward A. Benjamin, Robert J. Blanding, Daniel M. Cain, Paul G. Chenault, Kenneth J. Cowan, Richard Darman, John T. Hailer, Sandra O. Moose, John A. Shane, Peter S. Voss and Pendleton P. White is incorporated by reference to exhibit (o) to PEA No. 18 to the Registration Statement filed on June 20, 2003.

                                                     Registration Nos. 333-22931
                                                                        811-8282

                              LOOMIS SAYLES FUNDS I
                                  Exhibit Index

(d)  (13)         Form of Advisory Agreement
(e)  (4)          Form of Distribution Agreement
(g)  (8)          Form of Letter Agreement relating to Custodian Contract
(h)  (1)   (iv)   Form of Letter Agreement relating to Transfer Agency and
                   Service Agreement and Administrative Service Agreement
(i)               Opinion and Consent of Counsel